Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., and Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Management Company, L.P. 780 Third Avenue, 37th Floor
                        New York, NY  10017

                        Deerfield Special Situations Fund International Limited: c/o Bisys Management (B.V.I.) Limited
                        Bison Court, Columbus Centre, P.O. Box 3460
                        Road Town, Tortola
                        British Virgin Islands

Designated Filer:       James E. Flynn

Issuer and
Ticker Symbol:          Nx Stage Medical, Inc. (NXTM)

Date of Earliest
Transaction
to be Reported:         December 11, 2009

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Nx Stage Medical, Inc.

Signatures:


DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
     -----------------------------------
     Darren Levine, Authorized Signatory